UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2013

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2013, the Board of Directors of Prudential Financial, Inc. (the “Company”) elected Douglas A. Scovanner as a director, effective November 11, 2013. Mr. Scovanner will serve as a member of the Company’s Audit Committee. Mr. Scovanner is entitled to receive compensation as a non-employee director as described in the Non-Employee Director Compensation Summary included as Exhibit 10.29 to the Company’s 2010 Annual Report on Form 10-K.

Attached as Exhibit 99.0 is a Company news release, dated November 11, 2013, announcing Mr. Scovanner’s election.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.0	News release of Prudential Financial, Inc., dated November 11, 2013, announcing the election of Douglas A. Scovanner to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
	Name:	Margaret M. Foran
	Title:	Chief Governance Officer, Vice
President and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.0	News release of Prudential Financial, Inc., dated November 11, 2013, announcing the election of Douglas A. Scovanner to the Board of Directors.